UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Cloud Peak Energy Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 11, 2016 CLOUD PEAK ENERGY INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of CLOUD PEAK ENERGY INC. 505 SOUTH GILLETTE AVENUE GILLETTE, WYOMING 82716 the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E01608-P75628 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:March 18, 2016 Date: May 11, 2016Time: 9:00 AM MT Location: Gillette College Technical Center 3251 South 4-J Road Gillette,WY 82718

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E01609-P75628 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance and for directions to the meeting. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail or Phone: You can vote by mail or phone by requesting a paper copy of the materials, which will include a proxy card. The proxy card will provide a phone number to vote by phone or can be returned to submit your vote by mail. Proxy Materials AAvvaaiillaabbllee ttooVVIEIEWWoorrRREECCEEIVIVEE: : 1. ANNUAL REPORT ON FORM 10-K2. NOTICE AND PROXY STATEMENT How to View Online: following page) and visit: www.proxyvote .com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 27, 2016 to facilitate timely delivery.

Voting Items

The Board of Directors recommends you vote FOR the following nominees:

1. Election of Directors

   a. Patrick Condon

   b. William Owens

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5 and 6:

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the 2016 fiscal year.

3. To approve, on an advisory basis, the compensation of the company's named executive officers, as disclosed in the Proxy Statement pursuant to Item 402 of Regulation S-K promulgated by the Securities and Exchange Commission.

4. To approve the First Amendment to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (as amended and restated effective March 12, 2016) (the "Restated 2009 LTIP") to increase the number of shares authorized for issuance thereunder

5. To re-approve the material terms of the Restated 2009 LTIP, as amended by the First Amendment, in accordance with the stockholder approval requirements of Section 162(m) of the Internal Revenue Code.

6. To approve an amendment to the Cloud Peak Energy Inc. Amended and Restated Certificate of Incorporation to eliminate the classification of the Board over a three-year period.

Other, If Applicable:

7. In their discretion, the management proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

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